EXHIBIT 10.6

                             SUBORDINATION AGREEMENT

     This Agreement is made as of September 28, 2001 by SELECT COMFORT CORPORATION (the "Company"), the parties named at the foot of this Agreement under the heading "Subsidiaries" (each a "Subsidiary" and collectively the "Subsidiaries"), MEDALLION CAPITAL, INC. ("Senior Lender"), and the other parties named at the foot of this Agreement under the heading "Subordinated Lenders" who have executed this Agreement (each a "Subordinated Lender" and collectively the "Subordinated Lenders").

     WHEREAS, the Subordinated Lenders are all of the holders of (i) the Senior Secured Convertible Notes dated June 6, 2001 in the aggregate original principal amount of $11,000,000 (the "Senior Secured Convertible Notes") issued by the Company pursuant to the Note Purchase Agreement dated June 1, 2001 (the "Note Purchase Agreement"), and (ii) the Convertible Subordinated Debenture dated November 10, 2000 in the original principal amount of $4,000,000 issued by the Company (the "Convertible Subordinated Debenture" and, together with Senior Secured Convertible Notes, herein individually called a "Convertible Note" and collectively called the "Convertible Notes");

     WHEREAS, the Senior Lender has been asked to loan $5,000,000 to the Company and is unwilling to do so unless the Subordinated Lenders enter into this Agreement;

     Now, therefore, the parties agree as follows:

     1. CERTAIN DEFINITIONS. The following terms have the meanings specified:

     "Senior Indebtedness" means all of the currently existing and any future indebtedness, obligations and liabilities of the Company or the Subsidiaries to the Senior Lender under any of (i) the Promissory Note in the initial face amount of $5,000,000 issued by the Company to the Senior Lender (the "Note") and substitutions, amendments or extensions of the Note, (ii) the Loan Agreement dated September 28, 2001 (the "Loan Agreement") among the Company, the Subsidiaries and the Senior Lender pursuant to which the Note was issued, and
(iii) the other agreements (the "Loan Documents") delivered by the Company or the Subsidiaries to the Senior Lender pursuant to the Loan Agreement; provided, however, that, notwithstanding anything to the contrary stated herein or elsewhere in this Agreement, the outstanding principal amount of the Senior Indebtedness shall at no time exceed $5,000,000.

     "Subordinated Indebtedness" shall mean all existing and hereafter arising indebtedness, obligations and liabilities of the Company or the Subsidiaries to the Subordinated Lenders, whether direct or contingent, under any of (i) the Convertible Notes, (ii) the Note Purchase Agreement, and (iii) the other agreements delivered by the Company or the Subsidiaries to the Subordinated Lenders pursuant to the Note Purchase Agreement or otherwise in connection with the Convertible Notes, and all claims, rights, causes of action, judgments and decrees in respect of the foregoing.

Except as otherwise specified herein, capitalized terms used in this Agreement which are defined in the Loan Agreement have the same meanings.

     2. REPRESENTATIONS AND WARRANTIES.

          (a) Each of the Subordinated Lenders severally represents and warrants to the Senior Lender that:

               (i) As of the date hereof, the outstanding principal amount of the Subordinated Indebtedness held by such Subordinated Lender is set forth opposite the name of such Subordinated Lender on Schedule 1 hereto.

               (ii) Such Subordinated Lender is the owner and holder of the Subordinated Indebtedness set forth opposite the name of such Subordinated Lender on Schedule 1 hereto, free and clear of all liens, claims and encumbrances, and such Subordinated Lender is not subject to any contractual limitations or restriction which would impair in any way its ability to execute or perform its respective obligations under this Agreement.

               (iii) Such Subordinated Lender consents to the Company and the Subsidiaries incurring the Senior Indebtedness.

          (b) The Company and the Subsidiaries jointly and severally represent and warrant to the Senior Lender that:

               (i) As of the date hereof, the aggregate outstanding principal amount of the Subordinated Indebtedness is $15,000,000.

               (ii) The Subordinated Lenders are the record owners and holders of the Subordinated Indebtedness.

     3. TERMS OF SUBORDINATION.

          3.1 NO TRANSFER. No Subordinated Lender will sell or otherwise dispose of any of the Subordinated Indebtedness held by it, except to a person who agrees in advance in writing to become a party to this Subordination Agreement.

          3.2 PAYMENT SUBORDINATED. Anything in any agreement governing Subordinated Indebtedness notwithstanding, the payment of the Subordinated Indebtedness is and shall be expressly subordinate and junior in right of payment and exercise of remedies to the prior payment in full of the Senior Indebtedness to the extent and in the manner provided herein, and the Subordinated Indebtedness is so subordinated as a claim against the Company or the Subsidiaries, or any of the assets of, or ownership interests in, the Company or the Subsidiaries, whether such claim be:

               (a) in the event of any distribution of the assets of the Company or the Subsidiaries upon any voluntary or involuntary dissolution, winding-up, total or partial liquidation or reorganization, bankruptcy, insolvency, receivership or other similar statutory or common law proceedings or arrangements involving the Company or the Subsidiaries or the readjustment of the liabilities of the Company or the Subsidiaries or any assignment by the Company or the Subsidiaries for the benefit of creditors or any marshaling of the assets or liabilities of the Company or the Subsidiaries (collectively called a "Reorganization"); or

               (b) other than in connection with a Reorganization.

          In furtherance of the foregoing, neither the Company nor the Subsidiaries shall make, and no holder of Subordinated Indebtedness will accept or receive, any payment of Subordinated Indebtedness until all the Senior Indebtedness has been paid in full; provided, however, the Company or the Subsidiaries may pay to any holder of Subordinated Indebtedness, and any such holder may accept and retain, regularly scheduled payments of principal and interest under the Subordinated Indebtedness unless there exists at the time of the payment, or the payment would give rise to, any Default under the terms governing the Senior Indebtedness.

          3.3 DISTRIBUTION IN REORGANIZATION. In the event of any Reorganization of the Company or the Subsidiaries or their respective properties, all of the Senior Indebtedness shall be paid in full before any payment is made on the Subordinated Indebtedness, and in any such proceedings any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in payment of the Subordinated Indebtedness (other than securities of the Company or any other entity provided for by a plan of reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in this Agreement, to the payment in full of all Senior Indebtedness at the time outstanding and any securities issued in exchange for any Senior Indebtedness under any such plan of reorganization or readjustment) shall be paid or delivered directly to the Senior Lender for application to the Senior Indebtedness, until all the Senior Indebtedness shall have been paid in full. In the event that upon any Reorganization, any payment or distribution of assets of the Company or of the Subsidiaries of any kind or character, whether in cash, property or securities, shall be received by any holder of the Subordinated Indebtedness before all Senior Indebtedness is paid in full (other than securities of the Company or any other entity provided for by a plan of reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in this Agreement, to the payment in full of all Senior Indebtedness at the time outstanding and any securities issued in exchange for any Senior Indebtedness under any such plan of reorganization or readjustment), the payment or distribution shall be immediately paid over to the holder of the Senior Indebtedness, for application to the payment of all Senior Indebtedness remaining unpaid until all Senior Indebtedness shall have been paid in full after giving effect to any concurrent payment or distribution to the holder of the Senior Indebtedness.

          3.4 EFFECT OF PROVISIONS. The provisions hereof as to subordination are solely for the purpose of defining the relative rights of the holder of the Senior Indebtedness on the one hand, and the holders of the
     Subordinated Indebtedness on the other hand, and none of the provisions shall impair the obligations of the Company or the Subsidiaries to the Senior Lender or the Subordinated Lenders.

          3.5 SUBROGATION, ETC. The holders of the Subordinated Indebtedness shall not be subrogated to the rights of the holder of the Senior Indebtedness with respect to payments or distributions of assets of, or ownership interests in, the Company or the Subsidiaries on account of the Senior Indebtedness until the Senior Indebtedness shall have been paid in full in cash, whereupon the holders of the Subordinated Indebtedness shall be subrogated to such rights. For purposes of such subrogation, no payments or distributions to the holder of the Senior Indebtedness of any cash, properties or securities to which any holder of Subordinated Indebtedness would be entitled but for the provisions of this Agreement, and no payment to the holder of the Senior Indebtedness by any holder of Subordinated Indebtedness, shall, as between the Company, the Subsidiaries, their respective creditors (other than the holder of the Senior Indebtedness) and the holders of the Subordinated Indebtedness, be deemed to be a payment by the Company on account of the Senior Indebtedness.

     4. AGREEMENT TO HOLD IN TRUST. If any holder of Subordinated Indebtedness shall receive any payment on the Subordinated Indebtedness at a time when the making or acceptance thereof is prohibited by the provisions of this Agreement, it shall hold the payment in trust for the benefit of the holder of the Senior Indebtedness and shall promptly pay it over to the holder of the Senior
Indebtedness for application in payment of the Senior Indebtedness. If the Senior Lender shall receive any payments to which it is not entitled under this Subordination Agreement, such payment shall be held in trust for the benefit of the holders of the Subordinated Indebtedness and shall be promptly paid to the holders of the Subordinated Indebtedness.

     5. LEGEND. The Company, the Subsidiaries and the Subordinated Lenders, for themselves and their respective successors and assigns, agree to add to each promissory note or debenture representing or evidencing any of the Subordinated Indebtedness the following legend:

     "This promissory note/debenture is subject to the Subordination Agreement among Select Comfort Corporation, various of its subsidiaries, various subordinated lenders to Select Comfort Corporation and Medallion Capital, Inc., a copy of which is available from any of the foregoing. By its acceptance of this instrument/agreement, the holder agrees to be bound by the provisions of the Subordination Agreement."

     6. LIMIT ON RIGHT OF ACTION. Each of the Subordinated Lenders agrees that so long as the Senior Indebtedness remains outstanding, such Subordinated Lender will not, directly or indirectly, take any action to accelerate or demand payment by the Company or the Subsidiaries of the Subordinated Indebtedness, to exercise any of its remedies in respect of the Subordinated Indebtedness, to initiate any Reorganization of, or litigation in respect of the Subordinated Indebtedness against, the Company or the Subsidiaries, or to foreclose or otherwise realize on any security given by the Company or the Subsidiaries or any other person to secure the Subordinated Indebtedness; provided, however, that (i) upon acceleration of the Senior Indebtedness by the Senior Lender, the Subordinated Lenders may, in their discretion, accelerate all or any part of the Subordinated Indebtedness, (ii) in a Reorganization the holders of Subordinated Indebtedness may file, prosecute and defend a proof of claim as to the Subordinated Indebtedness, may file motions and objections to motions, may negotiate, vote on and object to any plan of reorganization, and may seek relief from the automatic stay provisions of bankruptcy law, in each case so long as such proof of claim or action does not contest the Senior Lender's priority and rights under this Agreement, and (iii) nothing herein shall prevent any director of the Company or any Subsidiary from voting, in the exercise of his or her fiduciary duties, to approve the initiation by the Company or such Subsidiary of a Reorganization.

     7. SUBORDINATION OF SECURITY INTERESTS. The Subordinated Lenders and the Senior Lender confirm that, regardless of the relative times and method of attachment or perfection or the order of filing of financing statements, mortgages or other security agreements or documents, or anything in the Subordinated Indebtedness or this Agreement or the Loan Agreement to the contrary, the security interests and liens granted to secure the Senior Indebtedness shall in all respects be first and senior security interests and liens, superior to any security interests and liens granted to the Subordinated Lenders. It is the express intention of the parties that, notwithstanding anything in this Agreement to the contrary, all liens and security interests granted to the Senior Lender to secure the Senior Indebtedness shall be prior and superior to any liens or security interests granted to the Subordinated Lenders to secure the Subordinated Indebtedness.

     8. RELEASE OF COLLATERAL. Without limiting any of the rights (including any of the foreclosure rights) of the Senior Lender under the Loan Agreement or the Note, or any documents delivered to secure the obligations of the Company or the Subsidiaries to the Senior Lender in connection therewith or under the provisions of any applicable law, in the event that the Senior Lender releases or discharges its security interest in, or liens upon, any assets which are subject to a lien or security interest in favor of the Subordinated Lenders, such assets shall thereupon be deemed to have been released from all liens and security interests, provided that any released or discharged assets are being sold or transferred either (a) in the ordinary course of the Company's or the Subsidiary's business or (b) following the occurrence and during the continuance of a Default under the Senior Indebtedness and the giving of 10 days' prior written notice of any proposed release to the Subordinated Lenders, for consideration equivalent to the fair value of such assets, under circumstances in which the seller of such assets shall have agreed that the net proceeds of any sale under this clause shall be applied to the payment of the Senior Indebtedness and the Subordinated Indebtedness in the order of priority provided in this Agreement.

     9. COMPANY'S AND SUBSIDIARIES' ADDITIONAL AGREEMENT. The Company and the Subsidiaries will not, without the Senior Lender's prior written consent, execute or deliver any negotiable instrument as evidence of the Subordinated Indebtedness or any part thereof, except as otherwise permitted by this Agreement.

     10. RIGHTS OF SENIOR LENDER TO AMEND LOAN DOCUMENTS. Subject to the terms of this Subordination Agreement, the Senior Lender reserves the right, in its sole discretion, to modify, amend, waive or release any of the terms of the Loan Agreement, the Note, or any other Loan Document at any time executed by the Company, the Subsidiaries or any other person securing the Senior Indebtedness or any other document executed in connection with the Senior Indebtedness and to exercise or refrain from exercising any powers or rights which the Senior Lender may have thereunder, and such modification, amendment, waiver, release, exercise or failure to exercise shall not affect any of the Senior Lender's or Subordinated Lenders' rights under this Subordination Agreement.

     11. FURTHER ASSURANCES. Each of the Company, the Subsidiaries and the Subordinated Lenders (for itself and its successors and assigns as holders of Subordinated Indebtedness) agrees to execute and deliver to the Senior Lender any further instruments and documents and take any further actions as the Senior Lender may reasonably request, in each case for the purpose of carrying out the provisions and intent of this Agreement.

     12. NOTICES. All notices and other communications relating to this Agreement shall be in writing and shall be delivered as follows:

          If to the Senior Lender to:

          Medallion Capital, Inc.
          7831 Glenroy Road, Suite 480
          Minneapolis, Minnesota  55439-3132
          Attention: President

          If to the Company or the Subsidiaries to:

          Select Comfort Corporation
          6105 Trenton Lane North
          Minneapolis, Minnesota  55442
          Attention:  President

          If to any of the Subordinated Lenders to:

          the address of such Subordinated Lender specified opposite its name on
          Schedule 1 hereto

or to such other address as the party may have designated in writing to the other parties. Notices shall be deemed given upon the earlier to occur of (i) actual receipt by or delivery to the addressee, or (ii) the second day following deposit in the U. S. mail for delivery via certified or registered mail.

     13. SUCCESSORS CONTINUING EFFECT, ETC. This Agreement is being entered into for the benefit of the holders of the Senior Indebtedness and the Subordinated Indebtedness and their respective successors and assigns. This Agreement shall be a continuing agreement and shall be irrevocable and shall remain in full force and effect so long as there are both Senior Indebtedness and Subordinated Indebtedness outstanding. The liability of the Subordinated Lenders shall be reinstated and revived, and the rights of the holder of the Senior Indebtedness shall continue, with respect to any amount paid on account of the Senior Indebtedness which shall be required to be restored or returned by the holder of the Senior Indebtedness in any Reorganization (including without limitation, any repayment made pursuant to any provision of Chapter 5 of Title 11, United States
Code), all as though the amount had not been paid.

     14. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and no modification or waiver of any provision of this Agreement shall be effective unless it is in writing signed by the Senior Lender, the Subordinated Lenders holding at least 67% of the aggregate principal amount of the Senior Secured Convertible Notes outstanding at the time of calculation, and the Subordinated Lender holding a majority of the aggregate principal amount of the Convertible Subordinated
Debenture outstanding at the time of calculation (unless such amendment or modification shall impose any additional obligations upon the Company or the Subsidiaries, in which case the amendment or modification shall also require execution by them).

     15. MISCELLANEOUS. This Agreement, which may be executed in any number of counterparts, shall be governed by the laws of the State of Minnesota. The headings in this Agreement are for reference only and shall not alter or otherwise affect the meaning. In the event of any conflict between the provisions of this Subordination Agreement and the provisions of the Subordinated Indebtedness or the Loan Agreement, the provisions of this Subordination Agreement shall control. The Company and the Subsidiaries shall be jointly and severally liable to reimburse the holders of the Senior and Subordinated Indebtedness upon demand for all reasonable costs and expenses (including reasonable attorney's fees and disbursements) paid or incurred by the holders of the Senior or Subordinated Indebtedness in connection with the preparation, negotiation, execution, delivery or enforcement of this Agreement. Nothing in this Agreement shall restrict or prevent the Subordinated Lenders from converting at any time and from time to time, at their sole discretion, all or any part of the Convertible Notes in accordance with their terms. The obligations of the Subordinated Lenders under this Agreement shall be several, and not joint or joint and several.

     16. CONSENT TO JURISDICTION. AT THE OPTION OF THE SENIOR LENDER, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND EACH PARTY HERETO CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT ANY PARTY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SENIOR LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE
ACCOMPLISHED   UNDER  APPLICABLE  LAW,  TO  HAVE  SUCH  CASE  DISMISSED  WITHOUT
PREJUDICE.

     17. WAIVER OF TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OF IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

     In Witness Whereof, the parties have executed this Agreement as of the date first written above.

THE COMPANY:

SELECT COMFORT CORPORATION

By:  /s/ Mark A. Kimball
     ---------------------------------------
     Mark A. Kimball, Senior Vice President


SUBSIDIARIES:

SELECT COMFORT RETAIL CORPORATION

By:  /s/ Mark A. Kimball
     ---------------------------------------
     Mark A. Kimball, Senior Vice President

SELECT COMFORT DIRECT CORPORATION

By:  /s/ Mark A. Kimball
     ---------------------------------------
     Mark A. Kimball, Senior Vice President

SELECT COMFORT SC CORPORATION

By:  /s/ Mark A. Kimball
     ---------------------------------------
     Mark A. Kimball, Senior Vice President

DIRECT CALL CENTERS, INC.

By:  /s/ Mark A. Kimball
     ---------------------------------------
     Mark A. Kimball, Senior Vice President

SELECTCOMFORT.COM CORPORATION

By:  /s/ Mark A. Kimball
     ---------------------------------------
     Mark A. Kimball, Senior Vice President

SENIOR LENDER:

MEDALLION CAPITAL, INC.

By:  /s/ Dean R. Pickerell
     ---------------------------------------
     Dean R. Pickerell
     Executive Vice President

SUBORDINATED LENDERS:

ST. PAUL VENTURE CAPITAL V, LLC


By:  /s/ Patrick A. Hopf
     ---------------------------------------
     Patrick A. Hopf
     Managing Member

ST. PAUL VENTURE CAPITAL VI, LLC

By:  SPVC MANAGEMENT VI, LLC
     Its:  Managing Member

By:  /s/ Patrick A. Hopf
     ---------------------------------------
     Patrick A. Hopf
     Managing Director

PRINTWARE, INC.

By:  /s/ Mark G. Eisenschenk
     ---------------------------------------
     Name:  Mark G. Eisenschenk
     Title:  Chief Financial Officer

/s/ Gary S. Kohler
--------------------------------------------
GARY S. KOHLER

/s/ Andrew J. Redleaf
--------------------------------------------
ANDREW J. REDLEAF

LIBERTY DIVERSIFIED

By:  /s/ David Lenzen
     ---------------------------------------
     Name:  David Lenzen
     Title:  Executive Vice President

STANDARD FUSEE CORPORATION

By:  /s/ C. Jay McLaughlin
     ---------------------------------------
     Name:  C. Jay McLaughlin
     Title:  President and CEO

/s/ K. H. Walker
--------------------------------------------
K. H. WALKER

/s/ Thomas J. Albani
--------------------------------------------
THOMAS J. ALBANI

/s/ Ervin R. Shames
--------------------------------------------
ERVIN R. SHAMES

/s/ Jean-Michel Valette
JEAN-MICHEL VALETTE

HSBC GLOBAL CUSTODY NOMINEE (UK)
LIMITED, AS NOMINEE FOR BFSUS
SPECIAL OPPORTUNITIES TRUST PLC

By:  /s/ Russell Cleveland
     ---------------------------------------
     Name:  Russell Cleveland
     Title:  Director

FROST NATIONAL BANK CUSTODIAN FBO
RENAISSANCE US G&I TRUST, PLC, AS
NOMINEE FOR RENAISSANCE CAPITAL
GROWTH & INCOME FUND III, INC.

By:  /s/ Russell Cleveland
     ---------------------------------------
     Name:  Russell Cleveland
     Title:  Director

BAYSTAR CAPITAL, L.P.

By:  /s/ Brian Stark
     ---------------------------------------
     Name:  Brian Stark
     Title:  Managing Member

BAYSTAR INTERNATIONAL, LTD.

By:  /s/ Brian Stark
     ---------------------------------------
     Name:  Brian Stark
     Title:  Managing Member


                                   SCHEDULE 1

------------------------------ -------------------- -------------------- --------------------
   NAMES AND ADDRESSES OF      ORIGINAL PRINCIPAL    NUMBER OF SHARES      PURCHASE PRICE
         PURCHASERS              AMOUNT OF NOTES     OF WARRANT STOCK
------------------------------ -------------------- -------------------- --------------------
St. Paul Venture Capital VI,       $4,100,000            1,640,000           $4,100,000
LLC
10400 Viking Drive
Suite 550
Eden Prairie, MN 55344
Attention:  Lisa Corbin
Fax No.:  (952) 995-7475

------------------------------ -------------------- -------------------- --------------------
Printware, Inc.                    $1,500,000             600,000            $1,500,000
c/o Mark Eisenschenk, CFO
1270 Eagan Industrial Road
St. Paul, MN  55121

------------------------------ -------------------- -------------------- --------------------
Gary S. Kohler                      $100,000              40,000              $100,000
3033 Excelsior Boulevard
Suite 300
Minneapolis, MN  55416

------------------------------ -------------------- -------------------- --------------------
Andrew J. Redleaf                   $100,000              40,000              $100,000
3033 Excelsior Boulevard
Suite 300
Minneapolis, MN  55416

------------------------------ -------------------- -------------------- --------------------
Liberty Diversified                $1,000,000             400,000            $1,000,000
5600 North Highway 169
Minneapolis, MN  55428
Attn:  David Lenzen and Mike
Fitterman, CFO

------------------------------ -------------------- -------------------- --------------------
Standard Fusee Corporation         $1,000,000             400,000            $1,000,000
28320 St. Michaels Road
PO Box 1047
Easton, MD 21601

------------------------------ -------------------- -------------------- --------------------
K. H. Walker                         $50,000              20,000               $50,000
15 East 26th Street
12th Floor
New York, NY  10010

------------------------------ -------------------- -------------------- --------------------
Thomas J. Albani                     $50,000              20,000               $50,000
Summer Address:
Mail:
39 Wanoma Way
P.O. Box 855
Siasconset, MA  02564
Overnight:
39 Wanoma Way
Nantucket, MA  02554

------------------------------ -------------------- -------------------- --------------------
Ervin R. Shames                      $50,000              20,000               $50,000
35 Mollbrook Drive
Wilton, CT  06897

------------------------------ -------------------- -------------------- --------------------
Jean-Michel Valette                  $50,000              20,000               $50,000
28 Maple Avenue
Kentfield, CA  94905


                                      -11-

------------------------------ -------------------- -------------------- --------------------
HSBC Global Custody Nominee         $500,000             200,000              $500,000
(UK) Limited, as nominee for
BFSUS Special Opportunities
Trust PLC
8080 North Central Expressway
Suite 210-LB 59
Dallas, TX  75206

------------------------------ -------------------- -------------------- --------------------
Frost National Bank Custodian       $500,000             200,000             $500,000
FBO
Renaissance Capital Growth &
Income Fund III, Inc.
8080 North Central Expressway
Suite 210-LB 59
Dallas, TX  75206

------------------------------ -------------------- -------------------- --------------------
BayStar Capital, L.P.             $1,500,000             600,000            $1,500,000
1500 West Market Street
Suite 200
Mequon, WI  53092

------------------------------ -------------------- -------------------- --------------------
BayStar International, Ltd.        $500,000              200,000             $500,000
1500 West Market Street
Suite 200
Mequon, WI  53092

------------------------------ -------------------- -------------------- --------------------
St. Paul Venture Capital V,       $4,000,000                  --            $4,000,000
LLC
10400 Viking Drive, Suite 550
Eden Prairie, MN 55344

------------------------------ -------------------- -------------------- --------------------
        TOTAL                     $15,000,000           4,400,000            $15,000,000
------------------------------ -------------------- -------------------- --------------------

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